Earnings per share	12 Months Ended
Mar. 31, 2019
Earnings per share [abstract]
Earnings per share
Earnings per share
Basic earnings per share amounts are calculated by dividing net income for the period attributable to ordinary equity holders by the weighted average number of ordinary shares outstanding during the period.
Diluted earnings per share amounts are calculated by dividing net income attributable to ordinary equity holders by the weighted average number of ordinary shares outstanding during the period plus the weighted average number of ordinary shares, if any, that would be issued on exercise of stock options and settlement of RSUs (note 18).
Certain performance-vested exit event options issued under the Company’s Legacy Plan (note 18) became exercisable into subordinate voting shares upon the closing of a qualifying liquidity event or sale of shares. Such instruments are not considered dilutive until the occurrence of the event that would result in exercise and are excluded from the determination of diluted earnings per share prior to the occurrence of an exit event. The completion of the public share offering on March 21, 2017 and the secondary offering on July 5, 2017 each represent exit events, and performance-vested exit event options that became exercisable on each date are included in the calculation of diluted earnings per share from the date of the exit event that satisfies the contingent performance conditions. As of July 5, 2017, all exit event conditions have been met, and no outstanding options are subject to exit event conditions.

	2019	2018	2017
	$	$	$
Net income	143.6	96.1	21.6
Weighted average multiple and subordinate voting shares outstanding	109,422,574	107,250,039	100,262,026
Weighted average number of shares on exercise of stock options and settlement of RSUs	2,345,010	4,269,199	1,761,170
Diluted weighted average number of multiple and subordinate voting shares outstanding	111,767,584	111,519,238	102,023,196
Earnings per share
Basic	$1.31	$0.90	$0.22
Diluted	$1.28	$0.86	$0.21